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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 8, 1999

                               FREESHOP.COM, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)



                  0-27065                        91-1809146
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         (Commission File Number)     (IRS Employer Identification No.)


95 South Jackson Street
Suite 300
Seattle, Washington                                                     98104
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (206) 441-9100


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

The press release attached as Exhibit 99.1 is hereby incorporated by reference.

ITEM 7.   EXHIBITS

10.1 Marketing Agreement with eNews.com, Inc. dated December 8, 1999 (Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions will be filed separately with the Securities an Exchange Commission.)

99.1     Press release dated December 21, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FREESHOP.COM, INC.

Date: January 10, 2000               By  /s/ Timothy C. Choate
                                         ---------------------------------
                                         Timothy C. Choate
                                         President and Chief Executive Officer


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            Exhibit Index
Exhibit
Number      Exhibit
-------     -------
10.1 Marketing Agreement with eNews.com, Inc. dated December 8, 1999 (Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions will be filed separately with the Securities an Exchange Commission.)
99.1           Press Release dated December 21, 1999